Corrected Transcript 1-877-FACTSET www.callstreet.com Total Pages: 11 Copyright © 2001-2023 FactSet CallStreet, LLC 28-Feb-2023 Chico’s FAS, Inc. (CHS) Q4 2022 Earnings Call Exhibit 99.1

Chico’s FAS, Inc. (CHS) Q4 2022 Earnings Call Corrected Transcript 28-Feb-2023 1-877-FACTSET www.callstreet.com 2 Copyright © 2001-2023 FactSet CallStreet, LLC CORPORATE PARTICIPANTS David M. Oliver Senior Vice President-Finance, Controller & Chief Accounting Officer, Chico's FAS, Inc. Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. Patrick J. Guido Executive Vice President & Chief Financial Officer, Chico's FAS, Inc. ... OTHER PARTICIPANTS Dana Lauren Telsey Analyst, Telsey Advisory Group LLC Marni Shapiro Analyst, The Retail Tracker ... MANAGEMENT DISCUSSION SECTION Operator: Welcome to Chico's FAS Fourth Quarter and Fiscal Year-End 2022 Conference Call and webcast. All participants will be in listen-only mode. Please note this call is being recorded. I would now like to turn the call over to Corporate Controller, David Oliver. Mr. Oliver, please go ahead. ... David M. Oliver Senior Vice President-Finance, Controller & Chief Accounting Officer, Chico's FAS, Inc. Good morning, and welcome to the Chico's FAS fourth quarter and fiscal year-end 2022 conference call and webcast. For reference, our earnings release can be found on our website at www.chicosfas.com under Press Releases on the Investor Relations page. Today's comments will include forward-looking statements regarding our current expectations, assumptions, plans, estimates, judgments, and projections about our business and our industry, which speak only as of today's date. You should not unduly rely on these statements. Important factors that could cause actual results or events to differ materially from those projected or implied by our forward-looking statements are included in today's earnings release, our SEC filings, and the comments made on this call. We disclaim any obligation to update or revise any information discussed on this call, except as may be otherwise required by law. Certain non-GAAP measures may be referenced on today's call. A GAAP to non-GAAP reconciliation schedule is included in our earnings presentation posted this morning on the Chico's FAS Investor Relations page. Now, I'll turn the call over to our CEO and President, Molly Langenstein. ...

Chico’s FAS, Inc. (CHS) Q4 2022 Earnings Call Corrected Transcript 28-Feb-2023 1-877-FACTSET www.callstreet.com 3 Copyright © 2001-2023 FactSet CallStreet, LLC Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. Thank you, David, and good morning, everyone. We achieved strong results across all key financial metrics in fiscal 2022. We delivered strong store and digital sales growth, meaningful gross margin expansion and solid expense leverage, which produced outstanding operating income, cash flow and earnings per share. These results demonstrate the power of our three brands and our product performance, and reflect our team's steadfast commitment to our four strategic pillars of being customer-led, product-obsessed, digital-first, and operationally excellent. Q4 finished strong. Revenues and EPS exceeded the expectations that we provided in early January after the nine-week holiday selling season. Actual fourth quarter sales came in $9 million higher than the high end of our projected range, and EPS exceeded the high end of our expectations due to strong January performance. Across all three brands, customers responded to new spring product offerings, which drove full-price selling in the quarter. Now, I'll cover some highlights for the fiscal year. We posted another year of very strong bottom line results with diluted EPS of $0.88 and nearly 140% increase over last year. This performance was driven by total sales growth of 18%, meaningful gross margin expansion, and solid expense leverage. We also delivered operating income of $142 million, or 6.6% of sales, more than double last year. Our apparel brands continued to deliver exceptional revenue increases, with Chico's posting comparable sales growth of 31%, and White House Black Market generating a 26 comparable sales gain. Chico's customers overwhelmingly responded to our elevated product and fashion newness, building complete outfits with solution- oriented products. White House Black Market customers responded to our versatile dressing, seasonless fabrics, and product innovation to meet her work-from-anywhere needs and special occasion wear. According to NPD, during the last 12 months, Chico's and White House Black Market grew 4 times faster than the market average for apparel customers over 45 years of age, with household income of over $100,000. Soma performance improved throughout the second half of the year, with particular strength in our foundations business. We continued to innovate and have best-in-class bra and panty offerings. Both categories continued to outperform till last year, indicating the overall long-term power and strength of the brand. Customer behavior remained healthy, and innovative products, strategic marketing, and our relaunched loyalty programs drove more customers to our brands. In fiscal 2022, customer count was up 5%, spend per customer increased 12% and the average age of new customers continues to trend younger. Our lean inventories fueled faster sell-through rates, higher average unit retails, and more full-price sales throughout the year for all three brands. Fiscal year-end on-hand inventories were down 6% from the prior year. We strengthened our balance sheet, ending the fiscal year with $178 million in cash after repaying $50 million of debt in 2022. Let me give you a brief update on how each of our strategic pillars drove performance last year. We are customer-led, focused on community engagement and creating extraordinary and memorable customer experiences, forming lasting relationships and increasing customer lifetime value. The power of our three unique

Chico’s FAS, Inc. (CHS) Q4 2022 Earnings Call Corrected Transcript 28-Feb-2023 1-877-FACTSET www.callstreet.com 4 Copyright © 2001-2023 FactSet CallStreet, LLC brands is driving growth through three powerful platforms, creating long-term connections and enabling our customers to interact with us in a seamless manner. Our physical stores, our community centers, where our customers experience our products in the most exciting way possible; and the knowledge and enthusiasm of our stylists and bra experts drive sales and brand devotion. Digital is often the first impression of our brand and is a community hub for content and a great way to teach, share information, and inspire. Finally, our social stylists can expertly connect customers to our brands and drive growth within both of these avenues. Store sales grew by 20% and digital sales grew 16% for the year. Chico's FAS has a uniquely strong foundation with some of the most loyal and dedicated customers in retail. Our loyalty programs, relaunched in 2022, are continuing to exceed expectations in customer sentiment and redemption rates. We are strengthening our already strong customer relationships and adding new customers through these elevated programs. We are product obsessed, focused on delivering best-in-class merchandise to our Chico's White House Black Market and Soma customers, offering beautiful solutions that inspire confidence and joy. At each brand, we are focused on elevating AUR and driving full-price sales growth. At both apparel brands, customers continue to respond to our elevated fashion and product offerings in nearly every apparel category, demonstrating that product enhancements and innovation are moving the brands forward and that customers appreciate higher quality and are receptive to paying for value and solutions. At both Chico's and White House Black Market, customers bought complete outfits and accessories instead of single items, increasing AUR and basket size. At Chico's, style, fit, comfort, and solutions drove revenue increases throughout the year. Customers responded to our product innovation and fashion, including knits, sweaters, and woven tops, pants, denim, and dresses. Sales of our Travelers, Zenergy, and Black Label collections also continued to grow. She responded to novelty and focused on completing her head-to-toe looks with easy care, wrinkle-free, climate-right fabrics. At White House Black Market throughout the year, versatile tailoring with feminine detail and seasonless fabrics drove the business in key categories. Whether she was looking for casual or dressy pieces, customers responded to our newness in pants, denim, jackets, woven tops, and dresses. We are fabric-first and continually innovating and adding new fabrics to our assortment. We added four new White House Black Market fabrications last year, which has further expanded our customers' options for even more versatile dressing. At Soma, we continue to make investments in cutting-edge product and innovation and comfort solutions in panties, sleep, active, and especially bras. We are the destination for all her bra needs, and we have had remarkable success with last year's launch of our game-changing smart bra, Bodify, that includes proprietary technology that adjusts to a woman's individual body measurements as they fluctuate throughout the month. We are digital-first, leveraging technology to engage and deliver to our customers across channels and brands. Last year, digital sales represented 41% of total company revenue. Over the trailing 12 months, we grew our total customer count by over 5%. Chico's grew 10%, White House Black Market was up 12%, and Soma was flat.

Chico’s FAS, Inc. (CHS) Q4 2022 Earnings Call Corrected Transcript 28-Feb-2023 1-877-FACTSET www.callstreet.com 5 Copyright © 2001-2023 FactSet CallStreet, LLC Spend per customer rose 12% over the last 12 months. The new customers we are attracting to our brand are younger than existing customers by 10 years at Chico's, 3 years at White House Black Market, and 4 years at Soma. Each digital touch point inspires the customer to find solutions and build her wardrobe across brands. And we are driving frequency of visits online and in store. Our customized digital styling tools, MyCloset and StyleConnect, continue to drive sales and engagement is growing. These tools further nurture and grow the multichannel customer who is so valuable to us, spending more than three times the single channel customer. Our mobile apps continue to exceed our expectations with downloads and engagement growing month over month, and driving higher average order value and conversions than the site average. Apps are becoming the hub for our loyalty program, and early indicators are that our most loyal customers are highly engaged with the app. We are constantly investing in technology and talent, enhancing AI-driven customer engagement and science-based marketing. Our digital evolution continues. And last, we are operationally excellent. We are continually focused on diligently managing our inventory, cost of sales, supply chain, expenses, and real estate, generating healthy cash flow, and delivering a strong bottom line. During the year, we had exceptional gross margin performance, a 240 basis point improvement driven by strength in full-price sales, higher AURs, and improved leverage of inbound freight and occupancy costs, despite increases in raw materials. We constantly strive to improve our sourcing, logistics, and operational processes to drive efficiency and reduce expense. We have carefully managed our calendar and inventory flow to assure product will be available to our customers in a timely manner. Now, I'll turn the call over to PJ to update you on our financial performance. PJ? ... Patrick J. Guido Executive Vice President & Chief Financial Officer, Chico's FAS, Inc. Thank you, Molly, and good morning, everyone. We posted diluted fourth quarter EPS of $0.06 compared to $0.09 in the prior year. Fourth quarter total sales of $524 million were up 5.6% over last year and 6% on a comparable sales basis, driven by higher full-price selling, AUR, and average dollar sales, complemented by both higher in-store and online traffic. Looking at the brand, apparel was once again the leading performer for the quarter, with Chico's posting a 16% comparable sales increase and White House Black Market generating a 2% comparable sales gain. Soma posted a fourth quarter comparable sales decline of 5%, with the brand showing improvement from prior quarters as we closed out fiscal 2022. Continued innovation and active inventory management resulted in higher AUR and much stronger gross margin than last year. Fourth quarter gross margin was 34.9% compared to 34.5% last year. The 40 basis point improvement reflected occupancy leverage, higher AUR, and less air freight, partially offset by higher raw material costs. SG&A expenses for the quarter totaled $176 million, or 33.6% of sales compared to 31.2% in the prior year. The 240 basis points of deleverage reflected the impact of higher store expense, marketing spend, and other investments needed to drive traffic, customer growth, and top-line revenues.

Chico’s FAS, Inc. (CHS) Q4 2022 Earnings Call Corrected Transcript 28-Feb-2023 1-877-FACTSET www.callstreet.com 6 Copyright © 2001-2023 FactSet CallStreet, LLC For the full year, we posted EPS of $0.88 per share, a nearly 140% increase over the prior year. Sales for the full year totaled $2.142 billion, an 18% increase over $1.81 billion in the prior year. Comparable sales rose nearly 20% for the year. Our year-over-year operating income more than doubled to $142 million, or 6.6% of sales for the fiscal year, resulting from our strong sales performance, 240 basis points of gross margin expansion, and 50 basis points of SG&A expense leverage. We also generated just over $185 million of EBITDA in fiscal 2022, an increase of over 50% from last year, a clear indication of the continued strengthening of our operating model, which focuses on both sales and earnings growth. In addition to giving us much more flexibility, higher cash flow generation is providing us with the fuel to invest in strategies that are working. Now, let's turn to our balance sheet and overall financial strength. Our cash position, total liquidity, and operating cash flow remain strong, providing us with the flexibility to manage the business and make investments to further propel our growth. After repaying $50 million of debt last year, $20 million of which was repaid in the fourth quarter, we ended the fiscal year with $178 million of cash and total liquidity of approximately $370 million, inclusive of capacity on our credit facility. At fiscal year end, inventories totaled $277 million compared to $323 million last year. The $47 million, or 14% decline, reflects a $34 million decrease in in-transit inventories related to extended delays in the global supply chain last year, as well as our disciplined management of inventories to align with consumer demand. At the end of the fourth quarter, on-hand inventories were down 6%, while full-year sales were up 18%, a clear indicator that our inventory is working hard for us with strong turns and full-price sell-throughs. Now, let's shift to capital spending. Fiscal 2022 capital spending totaled $60 million, which included building our e- commerce capabilities and digital marketing platforms as well as investment in new stores and store upgrades. We believe we are good stewards of capital and investment, and in fiscal 2022, we generated a return on investment well above our cost of capital. Our digital investments in 2022 included upgrading our order management system, improving our data analytical capabilities, and enhancing the overall user experience of our brand websites and mobile applications. In regard to real estate, we opened 27 stand-alone Soma stores and refreshed 43 of our most-productive Chico's, White House Black Market, and Soma boutiques. We closed 24 stores last year, down from our original target of 40 due to improving productivity and profitability of our store base. We ended the year with 1,269 boutiques. Since 2018, we have closed 230 underperforming locations, and we may close up to 20 additional locations this year. Closing these locations has been highly accretive to our P&L, and due to our strengthened financial position, we have been able to negotiate new and renewed leases with much more favorable lease terms. We believe our fleet is right-sized and well positioned to deliver incremental growth and profitability going forward. We will continue to actively manage our real estate portfolio to enhance overall store and company profitability. It

Chico’s FAS, Inc. (CHS) Q4 2022 Earnings Call Corrected Transcript 28-Feb-2023 1-877-FACTSET www.callstreet.com 7 Copyright © 2001-2023 FactSet CallStreet, LLC is important to note that our customers love to engage with our brands in the communities where they live, and our digital sales trend much higher in markets where we have a physical presence. We believe our elevated investments in both digital and stores will continue to deliver strong returns for the company. Our overall capital investment strategy is geared toward directly driving incremental traffic, conversion, and customer growth across channels, which ultimately translates into strong top-line growth both now and over the long term. Now, let me give some color on our outlook for fiscal 2023. On top of our 18% sales increase last year, we are planning for continued top-line growth for fiscal 2023, with sales growth in all three brands. We are confident that both existing and new customers will show up for us because we are delivering the style, innovation, uniqueness, and quality that our customers expect. For the first quarter of 2023, we are forecasting more modest sales growth than for the full year. This is driven by inventory purchase decisions made a year ago that were based on a lower store count. Recall, we closed 16 fewer stores than originally planned last year due to improving store productivity, mostly White House Black Market locations. As we move into the second quarter and balance of the year, we expect sales trends to improve as we have secured additional inventory receipts that align with our store count. We are currently forecasting continued gross margin expansion through lean inventories, supply chain cost management, full-price selling, strategic price adjustments, product mix, and occupancy leverage. We remain highly disciplined on expense control and have a lean cost structure. We will still make the necessary investments in store labor, marketing, and other expenses in fiscal 2023 to further support sales and customer growth. We continue to make prudent investments in our business that will drive traffic, conversion, customer growth, and revenue across all channels. Our planned capital expenditures for fiscal 2023 are expected to total between $80 million and $90 million, inclusive of cloud-based investments. The majority of our investment this year will be used to strengthen our digital-first positioning, further augmenting our digital and marketing systems, and building out our Connected Commerce platform to seamlessly drive traffic and conversion across channels. This investment will create digital tailwinds for years to come. We also expect to upgrade approximately 60 Chico's and White House Black Market boutiques this year. In addition, we are targeting up to 15 new Soma boutiques this year. The real estate market has tightened and we are focused on opening stores in locations where we believe we can generate the highest returns. As our cash flow and EBITDA base continue to grow, we expect our financial position to strengthen. In addition to funding strategic investments, strong cash flow will allow us to navigate the ongoing uncertain macroeconomic environment. Growing our EBITDA and cash flow base is permitting us to invest in our long-term strategic plan and, although we are seeing some pressure on SG&A, we expect ongoing investments to support profitable future growth. So, with that, for the first quarter, we expect total sales of $535 million to $550 million; gross margin rate as a percent of sales to be in the 41.3% to 41.8% range; SG&A as a percent of sales to be in the 32.8% to 33.3% range; an effective tax rate of approximately 25%, and diluted EPS of $0.26 to $0.30 per share.

Chico’s FAS, Inc. (CHS) Q4 2022 Earnings Call Corrected Transcript 28-Feb-2023 1-877-FACTSET www.callstreet.com 8 Copyright © 2001-2023 FactSet CallStreet, LLC For the full year, which is a 53-week year for 2023, we expect total sales of $2.22 billion to $2.25 billion; gross margin rate as a percent of sales to be in the 39.4% to 39.8% range; SG&A as a percent of sales to be in the 33% to 33.4% range; an effective tax rate of approximately 26%, and diluted EPS of $0.79 to $0.91 per share. In closing, we continue to work towards achieving our growth plans and are confident in our ability to create shareholder value both now and over the long term. We look forward to keeping you posted on our progress. Now, I'll turn the call over back to the operator. Operator? ... QUESTION AND ANSWER SECTION Operator: Thank you. We will now begin the question-and-answer session. [Operator Instructions] At this time, we'll pause momentarily to assemble our roster. Our first question comes from Dana Telsey from the Telsey Group. Please go ahead. ... Dana Lauren Telsey Analyst, Telsey Advisory Group LLC Q Good morning, everyone, and congratulations on the nice progress. As you mentioned in the call and in the release, it sounds like January was very strong. What did you see in January by brand? Was there any improvement in the White House Black Market, which I think had a little bit of a tougher holiday season? And how you're thinking about the level of promotions going forward? And then, just on the SG&A investments, PJ, can you just highlight how you think it breaks out the investments this year [ph] or (00:24:23) the marketing or others and some of those tech investments you were talking about and how you're planning for marketing spend? Thank you. ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. A Thank you, Dana, and good morning. We did see strength in January across the three brands, specifically you asked about White House Black Market, and we did see a pop in the business in January. We took care of what we needed to in December, as we shared. We went into January with inventories clean, and the customer came back responding to categories in jackets, in tops, including knits and wovens, and we also saw her responding to career and dresses. So, we believe that that was a point in time, and we're very pleased with the results. We continue to see strength in Chico's as we delivered our spring deliveries with customers responding to our solution-based categories. And then in Soma as well, as we moved out of the holiday time period, we continue to invest in newness in the categories of bras. We had some new categories like a new Vanishing Tummy thong and some shapewear lunches. So, we're really excited about the start that we have to the spring season and how we saw the customer respond to regular price, higher AUR, and product with more innovation. As it relates directly to the question about level of promotion, we continue to be steadfast on not going backwards in terms of promotion. Our strategy is to leverage our loyalty program and to entice consumers at their tier level based upon their spend, and we're going to continue on that front as we move forward throughout the year. ... Patrick J. Guido Executive Vice President & Chief Financial Officer, Chico's FAS, Inc. A And then, Dana, on SG&A for 2023, as we've mentioned, we're continuing to invest in the business pursuant to our long-term plan. The majority of the SG&A deleverage we're showing, which is modest, is due to marketing

Chico’s FAS, Inc. (CHS) Q4 2022 Earnings Call Corrected Transcript 28-Feb-2023 1-877-FACTSET www.callstreet.com 9 Copyright © 2001-2023 FactSet CallStreet, LLC investment to continue to build our customer file and drive new customer growth. Store labor and DC labor do remain an elevated cost due to inflation and us needing to be competitive. And then, the balance will be our investment in IT-related projects that ultimately will drive incremental traffic and conversion as we move through 2023 and into 2024. ... Dana Lauren Telsey Analyst, Telsey Advisory Group LLC Q Got it. And then, just with the moderating freight costs, what's the benefit of that as you go through the year, and is there any offset in terms of raw material costs? How you're looking at that as we go through the year? ... Patrick J. Guido Executive Vice President & Chief Financial Officer, Chico's FAS, Inc. A Yeah. The net supply chain impact will be positive this year, at least that's what is in our forecast. Inbound freight costs are coming down, as you said. But outbound freight costs, so shipping to customers, that's a slight increase, there is an offset there. And then, we invest in innovative fabrics, so we want to keep that pipeline full. So, raw material costs will remain slightly elevated for the balance of the year. But we believe that is an investment that ultimately allows for us to price for innovation and drive AUR higher. ... Dana Lauren Telsey Analyst, Telsey Advisory Group LLC Q Got it. And just one last thing, on your outlook that you gave for 2024, I would assume that no change to that outlook, given the 2023 guide? ... Patrick J. Guido Executive Vice President & Chief Financial Officer, Chico's FAS, Inc. A No change, correct. ... Dana Lauren Telsey Analyst, Telsey Advisory Group LLC Q Thank you. ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. A Thanks, Dana. ... Operator: Our next question comes from Marni Shapiro of Retail Tracker. Please go ahead. ... Marni Shapiro Analyst, The Retail Tracker Q Hey, guys. Congratulations on a great end to the year and an outstanding start to the new year. The stores have really looked fantastic. Could you, PJ – I'm sorry, you ran through the store openings and closings so quickly, I think you said you were going to upgrade 60 Chico's and White House, is that 60 each or 60 total? And how many Soma stores did you say you would open this year? ...

Chico’s FAS, Inc. (CHS) Q4 2022 Earnings Call Corrected Transcript 28-Feb-2023 1-877-FACTSET www.callstreet.com 10 Copyright © 2001-2023 FactSet CallStreet, LLC Patrick J. Guido Executive Vice President & Chief Financial Officer, Chico's FAS, Inc. A So, the upgrades are 60 total. ... Marni Shapiro Analyst, The Retail Tracker Q Okay. ... Patrick J. Guido Executive Vice President & Chief Financial Officer, Chico's FAS, Inc. A And we are targeting up to 15 new Somas. And we had originally expected 30 annually. The reason for the slowdown is it's just a function of us being more disciplined in our approach to generating returns in our stores. And the real estate market is getting more competitive, and there is pressure on rents. So, we want to make sure what we're doing is prudent on the real estate front. ... Marni Shapiro Analyst, The Retail Tracker Q Okay. And then, just a follow up on that. The upgrades that – I think I'm seeing your upgrades out there already on the White House, the new – the outside of the store, the new White House Black Market, as you're doing some of these upgrades, and I don't want to, modernizing the look, are you doing anything else branding wise? Are you changing hang tags or anything else in store to go along with it? Or is this really just a physical space upgrade? ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. A Yeah. Thank you, Marni. It's a rolling change. We have actually been making changes to hang tags and inner beauty branding across the brands over the last two years. So, you'll continue to see the evolution of that as we move forward, and not only on the product, but all the way through to the store environment. So, we're excited about what's to come. ... Marni Shapiro Analyst, The Retail Tracker Q It looks great. And then, can I just ask one quick question on this? Your younger customer that you're getting into the brands, it's a pretty significant jump down in Chico's. Is there anything markedly different about this customer? Is she fashion-first? Is she coming in and buying full-price, just a little bit more on that customer? ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. A Yeah. First of all, in terms of our new customers, we find that it's our solution across the three brands is our entry point. And so, we really use that as our marquee to be able to communicate to new customers. Second, what we are finding is that this customer is buying head-to-toe that our other customers have. And that's primarily based upon the unbelievable service that we have in our stores and how she is catered to and how we can really build out her wardrobe. So, we're just really [ph] – kept (00:30:59) talking to this customer as we do others and sharing with her how amazing our brands are when she discovers us. ...

Chico’s FAS, Inc. (CHS) Q4 2022 Earnings Call Corrected Transcript 28-Feb-2023 1-877-FACTSET www.callstreet.com 11 Copyright © 2001-2023 FactSet CallStreet, LLC Marni Shapiro Analyst, The Retail Tracker Q That's fantastic. I'll leave it for somebody else, and take it offline. Thanks, guys. Best of luck for spring. ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. A Thank you, Marni. ... Patrick J. Guido Executive Vice President & Chief Financial Officer, Chico's FAS, Inc. A Thanks, Marni. ... Operator: Thank you. This concludes our question-and-answer session. I would like to turn the call back over to Molly Langenstein for closing comments. ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. Thank you. I want to thank our entire team for another terrific year. Our results demonstrate that our pillars are fueling our strategy, and our strategy is working. In 2023, we will build on our standout fiscal 2022 results. And based on January, we believe we're off to a great start. Thank you for your interest and time. We look forward to speaking with you again during our first quarter conference call in June. ... Operator: Conference has now concluded. Thank you for attending today's presentation. You may now disconnect. Disclaimer The information herein is based on sources we believe to be reliable but is not guaranteed by us and does not purport to be a complete or error-free statement or summary of the available data. As such, we do not warrant, endorse or guarantee the completeness, accuracy, integrity, or timeliness of the information. You must evaluate, and bear all risks associated with, the use of any information provided hereunder, including any reliance on the accuracy, completeness, safety or usefulness of such information. This information is not intended to be used as the primary basis of investment decisions. It should not be construed as advice designed to meet the particular investment needs of any investor. This report is published solely for information purposes, and is not to be construed as financial or other advice or as an offer to sell or the solicitation of an offer to buy any security in any state where such an offer or solicitation would be illegal. Any information expressed herein on this date is subject to change without notice. Any opinions or assertions contained in this i nformation do not represent the opinions or beliefs of FactSet CallStreet, LLC. FactSet CallStreet, LLC, or one or more of its employees, including the writer of this report, may have a position in any of the securities discussed herein. THE INFORMATION PROVIDED TO YOU HEREUNDER IS PROVIDED "AS IS," AND TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, FactSet CallStreet, LLC AND ITS LICENSORS, BUSINESS ASSOCIATES AND SUPPLIERS DISCLAIM ALL WARRANTIES WITH RESPECT TO THE SAME, EXPRESS, IMPLIED AND STATUTORY, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ACCURACY, COMPLETENESS, AND NON -INFRINGEMENT. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, NEITHER FACTSET CALLSTREET, LLC NOR ITS OFFICERS, MEMBERS, DIRECTORS, PARTNERS, AFFILIATES, BUSINESS ASSOCIATES, LICENSORS OR SUPPLIERS WILL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOST PROFITS OR RE VENUES, GOODWILL, WORK STOPPAGE, SECURITY BREACHES, VIRUSES, COMPUTER FAILURE OR MALFUNCTION, USE, DATA OR OTHER INTANGIBLE LOSSES OR COMMERCIAL DAMAGES, EVEN IF ANY OF SUCH PARTIES IS ADVISED OF THE POSSIBILITY OF SUCH LOSSES, ARISING UNDER OR IN CONNECTION WITH THE INFORMATION PROVIDED HEREIN OR ANY OTHER SUBJECT MATTER HEREOF. The contents and appearance of this report are Copyrighted FactSet CallStreet, LLC 2023 CallStreet and FactSet CallStreet, LLC are trademarks and service marks of FactSet CallStreet, LLC. All other trademarks mentioned are trademarks of their respective companies. All rights reserved.